SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K/A

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 16, 1999


                              THINKING TOOLS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-21295              77-3061708
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification No.)



               One Lower Ragsdale Drive, 1-250
                         Monterey, CA                            93940
           (Address of principal executive offices)            (Zip Code)


                                    Copy to:
                                   Beth Kramer
                              Mayer, Brown & Platt
                                  1675 Broadway
                               New York, NY 10019

Registrant's telephone number, including area code: (831) 373-0688


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.


     Effective as of the close of business July 16, 1999, Deloitte & Touche LLP ("Deloitte & Touche"), the registrant's independent accountant, resigned. Deloitte & Touche's report on the registrant's financial statements during the past two years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. Deloitte & Touche has not issued a report on the registrant's financial statements for the year ended December 31, 1998. For the year ended December 31, 1997, Deloitte & Touche's report on the registrant's financial statements was unqualified and included an explanatory paragraph concerning certain factors which raise substantial doubt about the registrant's ability to continue as a going concern. During the registrant's two most recent fiscal years and subsequent interim period through the date of Deloitte & Touche's resignation, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the two most recent fiscal years and through July 16, 1999, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The registrant has requested that Deloitte & Touche furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 30, 1999, is filed as
Exhibit 16.1 to this Form 8-K/A.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THINKING TOOLS, INC.
                                 (Registrant)



Date:  July 30, 1999             By: /s/ Moshe Zarmi
                                     -------------------------------------------
                                     Name:  Moshe Zarmi
                                     Title: President & Chief Executive Officer

                                                                 Exhibit 16.1
                                                                 ------------

                               DELOITTE & TOUCHE LLP
                                   Suite 800
                             60 South Market Street
                        San Jose, California 95113-2303
                           Telephone: (408) 998-4000



July 30, 1999



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, DC  20549

Dear Sirs/Madams:

     We have read and agree with the comments in Item 4 of the Form 8-K/A of Thinking Tools, Inc. dated July 16, 1999, which we understood will be filed on or about July 30, 1999.

Yours truly,


DELOITTE & TOUCHE LLP




cc:  Mr. Moshe Zarmi, CEO, Thinking Tools, Inc.
     c/o Knoll Capital Management
     200 Park Avenue, Suite 3800
     New York, NY   10166